UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 20, 2018

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On July 20, 2018, Rockwell Medical, Inc. , a Michigan corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”).  At the 2018 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One: To approve amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the Company’s Board of Directors.  In accordance with the voting results listed below, the amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws has not been approved.

For	Against	Abstain	Broker Non-Votes
16,912,574	2,856,024	252,587	26,236,201

Proposal Two: To approve the Rockwell Medical, Inc. 2018 Long Term Incentive Plan. In accordance with the voting results listed below, the Rockwell Medical, Inc. 2018 Long Term Incentive Plan has been approved.

For	Against	Abstain	Broker Non-Votes
13,600,046	6,138,779	282,360	26,236,201

Proposal Three: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement has been approved.

For	Against	Abstain	Broker Non-Votes
14,208,417	5,243,287	569,481	26,236,201

Proposal Four:  To ratify Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for its 2018 fiscal year.  The advisory vote regarding the ratification of Plante & Moran, PLLC proceeded notwithstanding the fact that Plante & Moran, PLLC tendered its resignation to the Company in June.  The Audit Committee is actively working to engage a new independent registered public accounting firm.  As disclosed in the proxy statement for the 2018 Annual Meeting, the Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year.  Voting results with respect to Proposal Four are listed below.

For	Against	Abstain	Broker Non-Votes
43,711,566	1,370,480	1,175,340	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: July 25, 2018	By:	/s/ Benjamin Wolin
Benjamin Wolin
Chairman of the Board